Supplement dated March 14, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Replace the “Underlying Fund Risk” for the funds listed below:

PRINCIPAL LIFETIME 2010 FUND (page 106)
PRINCIPAL LIFETIME 2015 FUND (page 112)
PRINCIPAL LIFETIME 2020 FUND (page 116)
PRINCIPAL LIFETIME 2025 FUND (page 122)
PRINCIPAL LIFETIME 2030 FUND (page 126)
PRINCIPAL LIFETIME 2035 FUND (page 132)
PRINCIPAL LIFETIME 2040 FUND (page 136)
PRINCIPAL LIFETIME 2045 FUND (page 141)
PRINCIPAL LIFETIME 2050 FUND (page 146)
PRINCIPAL LIFETIME 2055 FUND (page 151)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND (page 156)
STRATEGIC ASSET MANAGEMENT (“SAM”) BALANCED PORTFOLIO (page 161
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE BALANCED PORTFOLIO (page 165)
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE GROWTH PORTFOLIO (page 169)
STRATEGIC ASSET MANAGEMENT (“SAM”) FLEXIBLE INCOME PORTFOLIO (page 173)
STRATEGIC ASSET MANAGEMENT (“SAM”) STRATEGIC GROWTH PORTFOLIO (page 177)

with the following:

Underlying Fund Risk. An underlying fund of a fund-of-funds may experience relatively large redemptions or investments as the fund-of-funds periodically reallocates or rebalances its assets.
These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

GLOBAL DIVERSIFIED INCOME FUND

Delete the Average Annual Operating Expenses table on page 194 and substitute:

Institutional
For the year ended October 31, 2010	Class
Management Fees	0.79%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.87%
Expense Reimbursement	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.87%